AFL-CIO HOUSING INVESTMENT TRUST

PROJECT IMPACTS
(1984–PRESENT)

525 PROJECTS

$30.8B total economic benefits	**$12.2B** personal income including wages and benefits, with **$6.1 billion** for construction workers	**$3.9B** tax revenues (**$1.3 billion** state/local and **$2.6 billion** federal)
171.6M hours of on-site union construction work created	**184K** total jobs generated across communities	**115K** housing and healthcare units nationwide, with **67% affordable**

"By financing development projects built with 100% union labor, the HIT invests in assets which are more likely to be built safely, on time and on budget. When these same developments are built with our affiliates' pension capital, it reinforces the health of our pension funds."

Sean McGarvey, President,
North America's Building Trades Unions
Trustee, AFL-CIO Housing Investment Trust



In 2018 dollars. Includes projects financed by Building America CDE, a controlled affiliate. Economic impacts such as jobs, personal income, and tax revenue estimates are derived from an IMPLAN model.

HELPING BUILD AMERICA—THE UNION WAY

JOBS CREATED BY TRADE SINCE INCEPTION*

Trade Type	Jobs	Hours
Asbestos and insulation	1,103	2,219,710
Boilermakers	838	1,687,030
Bricklayers (including tile setters)	5,743	11,557,300
Carpenters	15,415	31,083,520
Cement Masons	3,267	6,508,500
Electrical Workers	12,808	25,772,980
Elevator Constructors	453	911,950
Ironworkers	2,537	5,106,620
Laborers	10,733	21,595,300
Operating Engineers	2,996	6,026,700
Other	6,382	12,837,720
Painters	6,816	13,715,610
Plumbers	9,382	18,878,440
Roofers	2,885	5,806,190
Sheet Metal Workers	2,651	5,335,310
Teamsters	1,284	2,583,200
Grand Total	**85,292**	**171,626,080**

** Figures provided by Pinnacle Economics are estimates calculated using an IMPLAN input-output model based on HIT and subsidiary Building America project data. Data covers the period 1984–August 31, 2019.*